SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  January 30, 2007

(Date of earliest event reported)

First Regional Bancorp

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1801 Century Park East, Suite 800

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 552-1776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

(a)           First Regional Bancorp issued a press release on January 30, 2007 announcing its financial results for the quarter and year ended December 31, 2006. The press release is furnished as Exhibit 99 and is hereby incorporated by reference in its entirety.

Item 7.01 Regulation FD Disclosure.

First Regional Bancorp’s provision for income taxes of $6,832,000 for the three months ended December 31, 2006, as reflected in First Regional’s Consolidated Statements of Operations for the quarter and year ended December 31, 2006, was $748,000 lower than the $7,580,000 provision made during the third quarter of 2006.  The lower provision for the fourth quarter reflects, in part, approximately $350,000 of one-time tax credits which were awarded in connection with the making of certain community development loans in enterprise zones.

Item 8.01  Other Events.

During December 2006, First Regional Bancorp refinanced $5,000,000 of its “trust preferred” securities. Specifically, on December 14, 2006, First Regional raised $5,000,000 of new capital pursuant to “trust preferred” transactions involving a newly formed, wholly owned, statutory business trust, First Regional Statutory Trust VII. Then, on December 18, 2006, First Regional redeemed the entire $5,000,000 outstanding amount of First Regional Statutory Trust I “trust preferred” securities, which were originally issued on December 18, 2001.

Holders of the $5,000,000 of newly issued “Trust VII” trust preferred securities will be entitled to receive cumulative cash distributions, accumulating from the original date of issuance, and payable quarterly in arrears at a floating annual interest rate starting at approximately 7.20% and thereafter equal to three-month LIBOR plus 1.85%. The $5,000,000 of “Trust I” trust preferred securities, which were redeemed on December 18, 2006, had born interest at the higher rate of three-month LIBOR plus 3.40%.

The new issuance of “trust preferred” securities on December 18, 2006 was substantially similar to First Regional’s previous “trust preferred” transactions. In that regard, on December 14, 2006, First Regional issued $5,000,000 of Floating Rate Junior Subordinated Deferrable Interest Debentures to First Regional Statutory Trust VII, which simultaneously issued Cumulative Preferred Capital Securities in private placement transactions as part of a pooled securitization involving several other financial institutions.

To date, First Regional has raised an aggregate of $92,500,000 pursuant to trust preferred transactions, which includes the $5,000,000 of trust preferred securities issued on December 14, 2006 and $87,500,000 raised pursuant to First Regional’s six previous trust preferred transactions. First Regional has not redeemed any trust preferred securities other than the $5,000,000 of “Trust I” trust preferred securities redeemed on December 18, 2006. As a result, the current outstanding amount of First Regional’s trust preferred securities is $92,500,000 with a weighted average cost equal to three-month LIBOR plus 1.86%.

The indenture governing the Floating Rate Junior Subordinated Deferrable Interest Debentures, an Amended and Restated Declaration of Trust and a Guarantee Agreement that First Regional entered into in connection with the issuance of the “Trust VII” trust preferred securities are included as Exhibits 4.1, 4.3 and 10 hereto, respectively.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

4.1                                 Indenture governing First Regional Bancorp’s Floating Rate Junior Subordinated Deferrable Interest Debentures Due December 15, 2036, dated as of December 14, 2006, between First Regional Bancorp, as issuer, and Wilmington Trust Company, as trustee

4.2                                 Form of Floating Rate Junior Subordinated Deferrable Interest Debenture Due December 15, 2036 (incorporated by reference to Exhibit A to the indenture included as Exhibit 4.1, above)

4.3                                 Amended and Restated Declaration of Trust, dated as of December 14, 2006, by and among Wilmington Trust Company, as Delaware trustee and as institutional trustee, First Regional Bancorp, as sponsor, and Jack A. Sweeney, H. Anthony Gartshore and Thomas McCullough, as administrators

10                                    Guarantee Agreement, dated as of December 14, 2006, by and between First Regional Bancorp, as guarantor, and Wilmington Trust Company, as guarantee trustee

99                                    Press Release of First Regional Bancorp, dated January 30, 2006, announcing financial results for the quarter and year ended December 31, 2006

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included herein may constitute forward-looking statements. Although First Regional believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from First Regional’s expectations include fluctuations in interest rates, inflation, government regulations, and economic conditions and competition in the geographic and business areas in which First Regional conducts its operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 1, 2007

FIRST REGIONAL BANCORP

By:	/s/ Thomas E. McCullough
Thomas E. McCullough
Corporate Secretary

Exhibit   Index

4.1                                 Indenture governing First Regional Bancorp’s Floating Rate Junior Subordinated Deferrable Interest Debentures Due December 15, 2036, dated as of December 14, 2006, between First Regional Bancorp, as issuer, and Wilmington Trust Company, as trustee

4.2                                 Form of Floating Rate Junior Subordinated Deferrable Interest Debenture Due December 15, 2036 (incorporated by reference to Exhibit A to the indenture included as Exhibit 4.1, above)

4.3                                 Amended and Restated Declaration of Trust, dated as of December 14, 2006, by and among Wilmington Trust Company, as Delaware trustee and as institutional trustee, First Regional Bancorp, as sponsor, and Jack A. Sweeney, H. Anthony Gartshore and Thomas McCullough, as administrators

10                                    Guarantee Agreement, dated as of December 14, 2006, by and between First Regional Bancorp, as guarantor, and Wilmington Trust Company, as guarantee trustee

99                                    Press Release of First Regional Bancorp, dated January 30, 2006, announcing financial results for the quarter and year ended December 31, 2006